-------------------------------------------------------------------------------
                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                    55 MADISON AVENUE, MORRISTOWN, NJ 07960
                                 (973) 290-0080
-------------------------------------------------------------------------------

EXHIBIT 99.1
                             FOR IMMEDIATE RELEASE


                      ACCESS INTEGRATED TECHNOLOGIES, INC.
                  ANNOUNCES FISCAL 2003 THIRD QUARTER RESULTS


MORRISTOWN, N.J. - FEBRUARY 13, 2004 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported revenues of $2,043,000, EBITDA1 (defined below) of $227,000, and a net loss of $572,000, or a loss of $0.10 per diluted share, before considering preferred stock accretion of $1,165,000 or $0.20 per diluted share, for its third fiscal quarter ended December 31, 2003.

THIRD FISCAL QUARTER HIGHLIGHTS

o Quarterly revenues more than doubled, to $2,043,000 from $1,013,000 in the year ago period. Revenues for the nine months ended December 31, 2003 increased to $4,872,000, compared to revenues of $2,774,000 reported in the year ago period, a 76% increase. Results in the 2003 periods reflect increased data center revenues, following the November 2002 acquisition of six datacenters, and operating results of Hollywood Software, Inc., since its acquisition in November 2003.

o EBITDA for the three and nine month periods ended December 31, 2003 was $227,000 and $135,000, respectively, compared to EBITDA losses of $476,000 and $1,291,000 in the year ago periods. Adjusted EBITDA1 (defined below) which also excludes non-cash stock based compensation, for the three and nine month periods ended December 31, 2003 was $227,000 and $145,000, respectively, compared to adjusted EBITDA losses of $420,000 and $1,201,000 in the year ago periods.

o Loss from operations in the 2003 quarter decreased to $449,000, from a loss of $883,000 in the December 2002 quarter. Loss from operations for the nine months ended December 2003, decreased to $1,780,000, from a loss of $2,294,000 reported in the nine month period ended December 2002. The improvement in loss from operations was due to the acquisition of Hollywood Software in November 2003 and the acquisition of additional data centers in November 2002, partially offset by an increase in depreciation and amortization. Net loss available to common stockholders for the three and nine months ended December 31, 2003 was $1,737,000 and $4,143,000, respectively compared to $960,000 and $2,998,000 in the year ago periods. In addition to the factors noted above, the increased net loss available to common stockholders was mainly attributable to increased accretion on preferred stock, interest expense on the Company's notes payable, and non-cash interest expense related to the accretion of warrants attached to notes payable. Accretion on preferred stock included a nonrecurring addition of $991,000, related to the exchange of all shares of preferred stock for common stock in November 2003. As a result of this exchange, no further accretion on preferred stock will be recorded. Loss per share calculations reflected 5,725,153 and 3,013,307 weighted average common shares outstanding for the quarter ended December 31, 2003 and December 31, 2002, respectively, and 3,954,827 and 3,011,685 weighted average number of common shares outstanding for the nine months ended December 31, 2003 and December 31, 2002, respectively.

----------------------------

1 EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income, (expense), net. Adjusted EBITDA is defined by the Copany to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its funadamental business activities. A reconciliation of EBITDA and GAAP net income is included in the table attached ot this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.

o On November 14th, 2003, the Company completed its initial public offering, generating approximately $4,765,000 in net proceeds, including the exercise of the underwriters over-allotment option, after considering all offering related costs. The proceeds of the offering were used, in part, to pay the cash portion of the purchase price of Hollywood Software, and the repayment of a note payable, leaving $1,074,000 for working capital and other purposes. In connection with the initial public offering, the Company exchanged all of the outstanding Series A and Series B Preferred shares, contingent warrants and accumulated dividends for 2,207,976 shares of Class A Common Stock. As of December 31, 2003, there are no shares of preferred stock issued or outstanding.

Bud Mayo, Chief Executive Officer of ACCESSIT, stated, "During the third fiscal quarter of 2003, AccessIT achieved many notable milestones, foremost among them being the Company's successful initial public offering and the acquisition of Hollywood Software. Late in the quarter, we announced our intent to acquire Core Technology Services, which we completed in January 2004. Together with our Access Digital Media subsidiary, Hollywood Software and Core Technology Services represent the cornerstones of our digital content distribution capabilities, providing us key enabling technologies and solid customer relationships. These acquisitions, the conversion of outstanding preferred stock, the repayment of a $1 million note payable, and a growing data center business provide ACCESSIT with a significantly improved foundation from which to execute our long-term strategy."

CONFERENCE CALL NOTIFICATION
ACCESSIT will host a conference call to discuss its financial results at 10:30 a.m. EST on Tuesday, February 17, 2004. The conference can be accessed by dialing 617-786-2905, passcode 12712599 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, www.accessitx.com. A replay of the call will be available at 617-801-6888, passcode 58163476 through Thursday, February 19, 2004.


ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content. Supported by its robust platform of fail-safe Internet data centers (ACCESSColocentersSM), ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its ACCESS Digital Media (ACCESSDM) unit to provide the highest level of technology available to service the emerging digital cinema industry.


SAFE HARBOR STATEMENT
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in other periodic press releases and in the Company's filings with the Securities and Exchange Commission, including the Company's quarterly reports on Form 10-QSB and annual report on Form 10-KSB, and some oral statements of ACCESSIT officials during presentations about ACCESSIT, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might", "believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and by making these statements ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                      # # #
Contact:

Bud Mayo                                             Michael Glickman
ACCESSIT                                             The Dilenschneider Group
55 Madison Avenue                                    212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
www.accessitx.com


                                   Access Integrated Technologies, Inc. and Subsidiaries
                                          Consolidated Statements of Operations
                                         (In thousands, except share and per share data)
                                                            (Unaudited)
                                                                              Three Months Ended
                                                                     December 31,             December 31,
                                                                         2003                     2002
                                                                         ----                     ----
Revenues:
  Software and services                                        $               722      $                62
  Datacenters                                                                1,321                      951
                                                               -------------------      -------------------
        Total revenues                                                       2,043                    1,013

Costs of revenues (exclusive of deprec. & amort. shown below)
  Software and services                                                         83                       29
  Datacenters                                                                  811                      814
                                                               -------------------      -------------------
        Total costs of revenues                                                894                      843
                                                               -------------------      -------------------
     Gross profit                                                            1,149                      170

Operating expenses
     Selling, general and administrative (excludes non-cash stock              914                      590
        based compensation of $56 in 2002)
     Research and development                                                    8                        -
     Non-cash stock-based compensation                                           -                       56
     Depreciation and amortization                                             676                      407
                                                               -------------------      -------------------
        Total operating expenses                                             1,598                    1,053
                                                               -------------------      -------------------
Loss from operations                                                          (449)                    (883)

Interest expense                                                              (143)                    (100)
Non-cash interest expense                                                     (111)                     (80)
Other income/(expense), net                                                      4                        6
                                                               -------------------      --------------------
Net loss before income taxes                                                  (699)                  (1,057)
Income tax benefit                                                             127                      185
                                                               --------------------     --------------------
Net loss                                                                      (572)                    (872)

Accretion related to redeemable convertible preferred stock                 (1,125)                     (28)
Accretion of preferred dividends                                               (40)                     (60)
                                                               --------------------     --------------------

Net loss available to common stockholders                      $           (1,737)      $             (960)
                                                               ===================      ===================
Net loss available to common stockholders per common share
   Basic and diluted                                           $            (0.30)      $            (0.32)
                                                               ===================      ===================
Weighted average number of common shares outstanding
   Basic and diluted                                                     5,725,153                3,013,307
                                                               ===================      ===================

                                   Access Integrated Technologies, Inc. and Subsidiaries
                                        EBITDA and Adjusted EBITDA (as defined)
                                           Reconciliation to GAAP Net Income
                                                (Unaudited, in thousands)

                                                                              Three Months Ended
                                                                     December 31,             December 31,
                                                                         2003                     2002
                                                                         ----                     ----
Net loss                                                               $    (572)               $    (872)

Add Back:
   Depreciation and amortization                                             676                      407
   Interest expense                                                          143                      100
   Non-cash interest expense                                                 111                       80
   Income tax benefit                                                       (127)                    (185)
   Other income /(expense), net                                              (4)                       (6)
                                                                       ---------                ---------
EBITDA (as defined)                                                    $     227                $    (476)
                                                                       =========                =========

Add Back:
   Non-cash stock-based compensation                                           -                       56
                                                                       ---------                ---------
Adjusted EBITDA (as defined)                                           $     227                $    (420)
                                                                       =========                =========

                                   Access Integrated Technologies, Inc. and Subsidiaries
                                          Consolidated Statements of Operations
                                     (In thousands, except share and per share data)
                                                     (Unaudited)
                                                                            Nine Months Ended
                                                                     December 31,             December 31,
                                                                         2003                     2002
                                                                         ----                     ----
Revenues:
  Software and services                                        $               897        $             171
  Datacenters                                                                3,975                    2,603
                                                               -------------------        -----------------
        Total revenues                                                       4,872                    2,774

Costs of revenues (exclusive of deprec & amort. shown below)
  Software and services                                                        151                       97
  Datacenters                                                                2,492                    2,170
                                                               -------------------          ---------------
        Total costs of revenues                                              2,643                    2,267
                                                               -------------------          ---------------
     Gross profit                                                            2,229                      507

 Operating expenses
     Selling, general and administrative (excludes non-cash stock            2,076                    1,708
        based compensation of $10 in 2003 and $90 in 2002)
     Research and development                                                    8                        -
     Non-cash stock-based compensation                                          10                       90
     Depreciation and amortization                                           1,915                    1,003
                                                               -------------------          ---------------
        Total operating expenses                                             4,009                    2,801
                                                               -------------------          ---------------
Loss from operations                                                        (1,780)                  (2,294)

Interest expense                                                              (389)                    (253)
Non-cash interest expense                                                     (302)                    (204)
Other income/(expense), net                                                     11                       13
                                                               -------------------        -----------------
Net loss before income taxes                                                (2,460)                  (2,738)
Income tax benefit                                                             127                      185
                                                               --------------------       ------------------
Net loss                                                                    (2,333)                  (2,553)

Accretion related to redeemable convertible preferred stock                 (1,590)                    (305)
Accretion of preferred dividends                                              (220)                    (140)
                                                               --------------------       ------------------

Net loss available to common stockholders                      $            (4,143)        $        (2,998)
                                                               ====================        ================
Net loss available to common stockholders per common share
   Basic and diluted                                           $             (1.05)        $          (1.00)
                                                               ===================         =================
Weighted average number of common shares outstanding
   Basic and diluted                                                     3,954,827                3,011,685
                                                               ===================         =================


                                   Access Integrated Technologies, Inc. and Subsidiaries
                                          EBITDA and Adjusted EBITDA (as defined)
                                             Reconciliation to GAAP Net Income
                                                 (Unaudited, in thousands)
                                                                              Nine Months Ended
                                                                     December 31,             December 31,
                                                                         2003                     2002
                                                                         ----                     ----
Net loss                                                              $   (2,333)              $   (2,553)

Add Back:
   Depreciation and amortization                                           1,915                    1,003
   Interest expense                                                          389                      253
   Non-cash interest expense                                                 302                      204
   Income tax benefit                                                       (127)                    (185)
  Other income / (expense), net                                              (11)                     (13)
                                                                      -----------              ------------
EBITDA (as defined)                                                   $      135               $   (1,291)
                                                                      ==========               ===========

Add Back:
   Non-cash stock-based compensation                                          10                       90
                                                                      ----------               ----------
Adjusted EBITDA (as defined)                                          $      145               $   (1,201)
                                                                      ----------               -----------


                                   Access Integrated Technologies, Inc. and Subsidiaries
                                               Consolidated Balance Sheet
                                             (in thousands except share data)
                                                       (Unaudited)

                                                                          December 31,            March 31,
                                                                             2003                      2003

Assets
   Current assets
      Cash and cash equivalents                                           $            2,417      $          956
      Accounts receivable                                                                792                  41
      Prepaids and other current assets                                                  559                 287
      Unbilled revenue                                                                   142                  43
                                                                          -------------------     --------------
          Total current assets                                                         3,910               1,327

Property and equipment, net                                                            4,351               5,133
Goodwill                                                                               3,655                   -
Other Intangible assets, net                                                           3,721               2,309
Capitalized software costs, net                                                        1,378                   -
Deferred costs                                                                           122                 212
Unbilled revenue                                                                         476                 444
Security deposits                                                                        469                 469
                                                                          ------------------      --------------
          Total assets                                                    $           18,082      $        9,894
                                                                          ==================      ==============

Liabilities and Stockholders' Equity
   Current Liabilities
    Accounts payable and accrued expenses                                 $              856     $           792
    Current portion of notes payable                                                     923               1,152
    Current portion of security deposits payable                                          38                   -
    Current portion of capital leases                                                    101                 261
    Deferred revenue                                                                     839                  76
                                                                          -------------------    ----------------
    Total current liabilities                                                          2,757               2,281

    Notes payable, net of current portion                                              4,877               1,730
    Customer security deposits                                                           121                 138
    Deferred revenue, net of current portion                                             273                 287
    Capital leases, net of current portion                                                54                 252
    Deferred rent expense                                                                834                 667
    Minority interest in subsidiary                                                       29                   -
                                                                          ------------------  ------------------
          Total liabilities                                                            8,945               5,355
                                                                          ------------------      --------------

Commitments and contingencies

Mandatorily redeemable convertible preferred stock
Series A mandatorily redeemable convertible preferred
stock, $0.001 par value, 3,500,000 shares authorized
3,226,538 shares issued and outstanding as of March 31, 2003.                              -                 879

Series B mandatorily redeemable convertible preferred
stock, $0.001 par value, 5,000,000 shares authorized;
4,976,391 shares issued and outstanding as of March 31, 2003.                              -               2,032

Stockholders' equity
    Class A common stock, $0.001 par value per share; 40,000,000                           6                   2
       shares authorized; 6,473,253 and 2,015,770 shares issued
        and outstanding as of December 31 and March 31, 2003, respectively

    Class B common stock, $0.001 par value per share; 15,000,000                           1                   1
       shares authorized;1,005,811 shares issued and outstanding as of
        December 31 and March 31, 2003, respectively
    Additional paid-in capital                                                        21,358              11,530
    Deferred stock-based compensation                                                     (1)                (11)
    Accumulated deficit                                                              (12,227)             (9,894)
                                                                          ------------------      ---------------
          Total stockholders' equity                                                   9,137               1,628
                                                                          ------------------      --------------
            Total liabilities and stockholders' equity                    $           18,082      $        9,894
                                                                          ==================      ==============
